SECURITIES AND EXCHANGE COMMISSION
	WASHINGTON, D.C.  20549


	FORM 8-K


	CURRENT REPORT

	Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 14, 2008

            TRANSTECH INDUSTRIES, INC.
(Exact name of registrant as specified in charter)


   Delaware                0-6512                22-1777533
(State or other          (Commission          (IRS. Employer
jurisdiction of          File Number)         Identification No.)
incorporation)

  200 Centennial Ave., Piscataway, N.J.                 08854
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (732)564-3122

(Former name or former address, if changed
since last report.)                                Not applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act.

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.


						Page 1 of 5 pages

Item 8.01.  OTHER EVENTS.


Press Release.

	The following is the text of the press release dated August 14, 2008 reporting Transtech Industries, Inc.'s results of operations for the quarter ended June 30, 2008.

TRANSTECH INDUSTRIES, INC. REPORTS RESULTS
FOR THE QUARTER ENDED JUNE 30, 2008

	PISCATAWAY, N.J., August 14, 2008 - Robert V. Silva, President and Chief Executive Officer of Transtech Industries, Inc. (OTC BULLETIN BOARD:TRTI) announced the results of operations for the three and six month periods ended June 30, 2008. The Company's subsidiaries perform environmental services and generate electricity utilizing methane gas as fuel.

	Revenues for the electricity generation segment for the three and six month periods ended June 30, 2008 were $213,000 and $372,000, respectively, versus $78,000 and $211,000 reported for the those periods in 2007. The increase in revenue was due to higher fees received per kWh and less downtime for repairs. Gross revenues of the environmental services segment for the three and six month periods ended June 30, 2008 were $218,000 and $437,000, respectively, versus $264,000 and $536,000 reported for the those periods last year. The environmental services performed in the periods were conducted on sites owned or leased by members of the consolidated group and therefore eliminated in the calculation of net revenues.

	The cost of operations for the three and six month periods ended June 30, 2008 were $712,000 and $1,417,000, respectively, versus $625,000 and
$1,203,000 reported for the those periods in 2007. The net increase in costs was primarily due to an increase in professional fees and general operating expenses. The increase in professional fees reported for the periods in 2008 was due in large part to the Company's ongoing challenge of attempts by two municipalities to encumber the Company's real property located in Edison Township, N.J. and Deptford Township, N.J. The Company has filed suits to prevent such actions.

	Other income for the three and six month periods ended June 30, 2008 was $138,000 and $259,000, respectively, versus $136,000 and $250,000 reported for the those periods in 2007.

	Income tax benefit for the three and six month periods ended June 30, 2008 was $31,000 and $175,000, respectively, versus $146,000 and $256,000 reported for the those periods in 2007.

	Net loss for the three and six month periods ended June 30, 2008 was $330,000, or $.11 per share, and $610,000, or $.20 per share, respectively.
 Net loss reported for the three and six month periods ended June 30, 2007 was $265,000, or $.09 per share, and $486,000, or $.16 per share, respectively.

	The Company and certain subsidiaries previously participated in the waste recovery and waste management industries. The Company continues to incur administrative and legal expenses on matters related to its past participation in those industries. In addition, the Company may incur significant remediation and post-closure costs related to sites of past operations.

	As previously disclosed, the Company has challenged an arbitrator's award of $3.5 million of insurance proceeds, held in escrow since 2002, to SCA Services, Inc. The arbitrator's ruling was affirmed by a District Court and in December, 2005 the Company filed an appeal of the Court's decision. The Court of Appeals affirmed the lower Court's decision March 24, 2008, and the Company's subsequent petition for a rehearing was denied by the Court on June 24, 2008. The Company will not continue to challenge the Court's decision. The amount held in escrow is not reflected on the Company's financial statements; therefore the Court's decision will not adversely impact the Company's financial statements.

	Presented below are the unaudited consolidated balance sheet of the Company as of June 30, 2008 and comparative consolidated statements of operations for the three and six month periods ended June 30, 2008 and 2007.

TRANSTECH INDUSTRIES, INC.
AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
As of June 30, 2008
(Unaudited, in $000's)

Assets
Cash and cash equivalents                              $   699
Marketable securities                                    2,709
Restricted escrow accounts                               1,031
Other current assets                                       742
   Total current assets                                  5,181
Restricted escrow accounts                               6,381
Other assets                                             2,109
   Total assets                                        $13,671

Liabilities and Stockholders' Equity
Total current liabilities                              $ 2,006
Income taxes payable                                       657
Accrued post-closure costs                               7,444
Other liabilities                                           12
Stockholders' equity                                     3,552
   Total Liabilities and Stockholders' Equity          $13,671


CONSOLIDATED STATEMENTS OF OPERATIONS
(In $000's, except per share data)

                                         For the Three Months
                                            Ended June 30,
                                         2008            2007
Gross Revenues                          $ 431           $ 342
Less: Eliminations                       (218)           (264)
Net Revenues                              213              78
Cost of Operations                       (712)           (625)
Other Income                              138             136
Income Tax Benefit (Expense)               31             146
Net Income (Loss)                       $(330)          $(265)
Loss per common share:
  Net Income (Loss)                     $(.11)          $(.09)
Number of shares used in
  calculation                       2,979,190       2,979,190

                                          For the Six Months
                                            Ended June 30,
                                         2008            2007
Gross Revenues                         $  809          $  747
Less: Eliminations                       (437)           (536)
Net Revenues                              372             211
Cost of Operations                     (1,416)         (1,203)
Other Income                              259             250
Income Tax Benefit (Expense)              175             256
Net Income (Loss)                      $ (610)         $ (486)
Loss per common share:
  Net Income (Loss)                    $ (.20)         $ (.16)
Number of shares used in
  calculation                       2,979,190       2,979,190

	This news release may contain forward-looking statements as defined by federal securities laws, that are based on current expectations and involve a number of known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. Such risks and uncertainties include among others, the following: general economic and business conditions; the ability of the Company to implement its business strategy; the Company's ability to successfully identify new business opportunities; changes in the industry; competition; the effect of regulatory and legal proceedings. The forward-looking statements contained in this news release speak only as of the date of release; and the Company does not undertake to revise those forward-looking statements to reflect events after the date of this release.



	SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


	TRANSTECH INDUSTRIES, INC.
	(Registrant)


	By: /s/ Andrew J. Mayer, Jr.
	   Andrew J. Mayer, Jr., Vice
	   President-Finance, Chief
	   Financial Officer and
	   Secretary

Dated:  August 14, 2008